EXHIBIT 10.27

                                                                  Execution Copy



                          FIRST AMENDMENT AND WAIVER TO
               AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY

                  FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT AND GUARANTY (the "Amendment and Waiver") dated as of August 30, 1996 among BISCAYNE APPAREL, INC., BISCAYNE APPAREL INTERNATIONAL, INC., MACKINTOSH OF NEW ENGLAND CO., and M & L INTERNATIONAL, INC., (individually, each a "Borrower" and collectively, the "Borrowers" and individually, each a "Guarantor" and collectively, the "Guarantors"), THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), CORESTATES BANK, N.A., THE FIRST NATIONAL BANK OF BOSTON, FLEET BANK N.A. (successor by merger to Natwest Bank, N.A.), and MILBERG FACTORS, INC. (individually, each a "Lender" and collectively, the "Lenders"), THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and MILBERG FACTORS, INC., as servicing agent for the Lenders (in such capacity, together with its successors in such capacity, the "Servicing Agent").

                  PRELIMINARY STATEMENT. The Borrowers, the Guarantors, the Lenders and the Agents have entered into an Amended and Restated Credit Agreement and Guaranty dated as of March 28, 1996 (the "Credit Agreement"). The terms defined in the Credit Agreement are used in this Amendment and Waiver as in the Credit Agreement unless otherwise defined in this Amendment and Waiver.

                  The Borrowers, the Lenders and the Agents have agreed to amend and waive certain provisions of the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The following definition is added in its proper alphabetical order:

                           "Andy Johns" means Andy Johns Fashions
                  International.

                  (b) The definition of "Revolving Credit Loans Borrowing Base" is amended by deleting the first sentence thereof in its entirety and inserting in its place the following:

                           "Revolving Credit Loans Borrowing Base" means for
                  each date or period specified below the lesser of (1) an amount equal to the total of (a) the Collateral Borrowing Base, and to the extent the amount is a positive number plus, and to the extent the amount is a negative number minus, the integer of (b) the Revolving Credit Loans Permitted Overadvance or (2) column A set forth below for such date or period:


                   DATE OR PERIOD                                                A
                   --------------                                                -

August 30, 1996 to and including August 31,            Thirty Million Dollars ($30,000,000)
1996

September 1, 1996 to and including                     Thirty-Three Million Dollars ($33,000,000)
October 30, 1996

October 31, 1996 to and including                      Twenty-Five Million Dollars ($25,000,000)
November 29, 1996

November 30, 1996 to and including                     Sixteen Million Dollars ($16,000,000)
December 30, 1996

On December 31, 1996                                   Eight Million Dollars ($8,000,000)

January 1, 1997 to the Revolving Credit                Fifty Million Dollars ($50,000,000)
Termination Date

                  (c) The definition of "Revolving Credit Loans Permitted Overadvance (During the Month)" is amended by deleting the months of August, September, October, November and December and the amounts corresponding to such months and inserting in their place the following:

                  MONTH                              AMOUNT
                  -----                              ------

                  August                              $ 14,750,000
                  September                           $  7,000,000
                  October                             $  2,500,000
                  November                            $ (2,000,000)
                  December                            $ (3,500,000)

                  (d) The definition of "Revolving Credit Loans Permitted Overadvance (Month End)" is amended by (i) deleting the months of August, September and October and the amounts corresponding to such months and inserting in their place the following:

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

                  MONTH                               AMOUNT
                  -----                               ------

                  August                                       $  5,250,000
                  September                                    $  0
                  October                                      $ (5,000,000)

and (ii) inserting at the end thereof the following:

                           Notwithstanding the foregoing, the proceeds of the
                  Revolving Credit Loans made to BAI which are used to finance its Andy Johns division shall be equal to or less than the Eligible Accounts of the Andy Johns division relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report for the months ended November and December. In addition, the proceeds of the Revolving Credit Loans made to BAI for its Varon division shall be less than the Eligible Accounts of the Varon division relied on in computing the Collateral Borrowing Base as set forth on the Reconciliation Report in amounts of at least $1,000,000, $2,000,000 and $3,000,000 for the months ended October, November, and December, respectively.

                           In addition, notwithstanding the foregoing (1) the
                  proceeds of intercompany loans or advances made to BAI which are used to finance the Andy Johns division of BAI (excluding amounts related to corporate expenses, management fee expenses, and state and federal income taxes between BAI and Apparel) shall not exceed an amount equal to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) in the aggregate at any time, and (2) the proceeds of intercompany loans or advances made to BAI which are used to finance the Varon division of BAI (excluding amounts related to corporate expenses, management fee expenses, and state and federal income taxes between BAI and Apparel) shall not exceed Three Million Nine Hundred Fifty-Three Dollars ($3,000,953) in the aggregate at any time.

                  (e) The definition of "Working Capital Borrowing Base" is amended by inserting after "time" in the first line thereof the following:
"prior to August 30, 1996 and on and after January 1, 1997,".

                  (f) Section 3.01, LETTERS OF CREDIT, is amended by adding at the end thereof the following:

                           Notwithstanding the foregoing, during the
                  period from August 15, 1996 to December 31, 1996

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


                  Chase will not be required to issue a Letter of Credit or amend an outstanding Letter of Credit if after giving effect to the issuance thereof or amendment thereto the total of (a) the aggregate face amount of all Letters of Credit issued during such period plus (b) the increase in the face amount of all outstanding Letters of Credit during such period less (c) the aggregate face amount of all Letters of Credit cancelled during such period, is equal to or greater than Eleven Million Five Hundred Thousand Dollars ($11,500,000). In addition, during such period, Chase will not be required to issue a Letter of Credit or amend an outstanding Letter of Credit issued for the account of BAI where the goods covered by such Letter of Credit are for or such Letter of Credit otherwise relates to the Andy Johns division of BAI if after giving effect to the issuance thereof or amendment thereto the total of (a) the aggregate face amount of all such Letters of Credit issued during such period plus (b) the increase in the face amount of all such outstanding Letters of Credit during such period less (c) the aggregate face amount of all Letters of Credit cancelled during such period, is equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000).

                  SECTION 2. WAIVER. Because the August 7, 1996 and August 15, 1996 Reconciliation Reports reflected that Outstanding Working Capital Obligations exceeded the Working Capital Borrowing Base and the Borrowers failed to make a prepayment in the amount of such excess within one (1) day thereof, the Borrowers are not in compliance with Section 2.08, MANDATORY PREPAYMENTS of the Credit Agreement. Such noncompliance constitutes Events of Default under the Credit Agreement. The Borrowers have requested that each Lender and each Agent waive such Events of Default. Upon the conditions set forth below, each Lender and each Agent waive the Borrowers failure to comply with Section 2.08, MANDATORY PREPAYMENTS for the periods set forth in the August 7, 1996 and August 15, 1996 Reconciliation Reports. No Lender nor Agent waives any future noncompliance with such Section.

                  SECTION 3. CONDITIONS OF EFFECTIVENESS TO THIS AMENDMENT AND WAIVER. This Amendment and Waiver shall become effective on the date on which the Agent shall have received each of the following documents, in form and substance satisfactory to the Agent and its counsel and the Lenders, and each of the following requirements shall have been fulfilled:

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

                  (1) THIS AMENDMENT AND WAIVER. The Borrowers, the Lenders and the Agents shall each have executed and delivered this Amendment and Waiver;

                  (2) INTERCOMPANY LOAN SCHEDULE. The Borrowers shall have delivered its most recent Intercompany Loan Schedule for each Borrower and each Borrower's divisions prior to the date of this Amendment, and such Intercompany Loan Schedule shall be in form and substance satisfactory to the Lenders and the Agents in their sole discretion;

                  (3) OFFICER'S CERTIFICATE. The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of each Borrower dated the effective date of this Amendment and Waiver stating that:

                  (a) The representations and warranties contained in the Credit Agreement and in each of the other Facility Documents are true and correct on and as of the effective date of this Amendment and Waiver as though made on and as of such date;

                  (b) After giving effect to this Amendment and Waiver, no Default or Event of Default has occurred and is continuing; and

                  (c) The amounts set forth on the Intercompany Loan Schedule delivered in connection with this Amendment are true and correct;

                  (4) LENDERS' FEES. The Borrowers shall have paid to the Agent a fee of Twenty-Five Thousand Dollars ($25,000) for the account of the Lenders. The Agent will promptly thereafter cause to be distributed to each Lender such Lender's Pro Rata Share of such fees;

                  (5) LEGAL BILL. Dewey Ballantine will be paid in full for all legal fees, costs and expenses in connection with the preparation of the Amendment and Waiver and all past due legal fees, costs and expenses;

                  (6) ADDITIONAL DOCUMENTATION. The Agent shall have received such other approvals, opinions or documents as any Lender may reasonably request.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE FACILITY DOCUMENTS.
(a) Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Facility Documents to the Credit Agreement, shall mean

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

and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Facility Documents, nor, except as expressly provided herein, constitute a waiver of any provision of the Facility Documents.

                  SECTION 5. COSTS AND EXPENSES. The Borrowers agree to pay the Agent, the Servicing Agent, and the Lenders on demand all costs, expenses and charges, in connection with the preparation, reproduction, execution, delivery, filing, recording and administration of this Amendment and Waiver and any other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Agent, the Servicing Agent, and each Lender with respect thereto and with respect to advising the Agent, the Servicing Agent, and each Lender as to its rights and responsibilities under such documents, and all costs and expenses, if any, in connection with the enforcement of any such documents.

                  SECTION 6.  GOVERNING LAW.  This Amendment and
Waiver shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 7.  HEADINGS.  Section headings in this
Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose.

                  SECTION 8. COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment and Waiver by signing any such counterpart.


                           [INTENTIONALLY LEFT BLANK.]

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

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed as of the day and year first above written.


                             BISCAYNE APPAREL, INC.


                             By: /s/ PETER VANDENBERG JR.
                                 --------------------------
                                 Name: Peter Vandenberg Jr.
                                 Title: Vice President


                             BISCAYNE APPAREL INTERNATIONAL, INC.


                             By: /s/ PETER VANDENBERG JR.
                                 --------------------
                                 Name: Peter Vandenberg Jr.
                                 Title: Vice President


                             MACKINTOSH OF NEW ENGLAND CO.


                             By: /s/ PETER VANDENBERG JR.
                                 --------------------
                                 Name: Peter Vandenberg Jr.
                                 Title: Vice President


                             M & L INTERNATIONAL, INC.


                             By:  /s/ PETER VANDENBERG JR.
                                  --------------------
                                  Name: Peter Vandenberg Jr.
                                  Title: Vice President


                              THE CHASE MANHATTAN BANK (successor
                                by merger to The Chase Manhattan
                                Bank, N.A.; "Chase"), as Lender


                             By:  /s/ JOHN MURPHY
                                  ------------------------
                                  Name: John Murphy
                                  Title: Vice President

                             MILBERG FACTORS, INC., as Lender


                             By:  /s/
                                  -----------------------
                                  Name:
                                  Title:

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

                             CORESTATES BANK, N.A., as Lender


                             By:  /s/ JOHN A. GINTER
                                  -------------------------
                                  Name: John A. Ginter
                                  Title: Commercial Officer



                             THE FIRST NATIONAL BANK OF BOSTON,
                               as Lender


                             By: /s/ DAVID F. EUSDEN
                                 --------------------------
                                 Name: David F. Eusden
                                 Title: Director


                             FLEET BANK, N.A. (formerly known as
                               NatWest Bank N.A.), as Lender


                             By: /s/ BRUCE WICKS
                                 ---------------------------
                                 Name: Bruce Wicks
                                 Title: Vice President


                             THE CHASE MANHATTAN BANK (successor
                               by merger to The Chase Manhattan
                               Bank, N.A.; "Chase"), as Agent


                             By:  /s/ JOHN MURPHY
                                  -------------------------
                                  Name: John Murphy
                                  Title: Vice President

                             MILBERG FACTORS, INC., as
                              Servicing Agent


                             By: /s/
                                 --------------------------
                                 Name:
                                 Title:

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